Money Market Fund

U.S. Treasury Money Market Fund

Strategic Dividend Fund

Large Cap Equity Fund

Leaders Equity Fund

Mid Cap Equity Fund

Intermediate Term Income Fund

Short Term Government Income Fund

Each a portfolio of PERFORMANCE FUNDS TRUST

(the “Trust”)

Supplement dated September 19, 2012

To Prospectus dated October 1, 2011

At a Special Meeting of Shareholders held on September 19, 2012, shareholders of each of the Trust’s eight portfolios listed above (the “Funds”) approved the reorganization of each of the Funds into certain registered investment companies which are sponsored and managed by subsidiaries of Federated Investors, Inc. (the “Reorganization”). In connection with the Reorganization, which is scheduled to occur on September 21, 2012, the Trust has suspended the sale of shares of the Funds to new investors, effective as of the close of business on September 19, 2012. As such, purchase orders for shares of the Funds to new investors will not be accepted by the Trust after September 19, 2012. Existing shareholders of the Funds may continue to purchase shares of the Funds until September 20, 2012 and redeem shares prior to the close of business on the date of the Reorganization; however, effective immediately the Trust has suspended all electronic privileges for both new investors and existing shareholders involving ACH transactions until the closing of the Reorganization.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.